Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kimbell Royalty Partners, LP (the “Partnership”) on Form 10-Q for the fiscal quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Davis Ravnaas, President and Chief Financial Officer of Kimbell Royalty GP, LLC, the general partner of  the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 2, 2023	/s/ R. Davis Ravnaas
President and Chief Financial Officer of Kimbell Royalty GP, LLC, the general partner of Kimbell Royalty Partners, LP
(Principal Financial Officer)